                                                                    Exhibit 10.7


                                                               [GRAPHIC OMITTED]


To:                        Wells Fargo Bank, N.A., solely as Supplemental
                           Interest Trust Trustee on behalf of Banc of America
                           Funding 2007-3 Supplemental Interest Trust
                           9062 Old Annapolis Road
                           Columbia, MD  21046  USA
Attn:                      Chris Regnier
Telephone:                 410 884 2000
Fax:                       410 715 2380

cc:                        Jonathan Hartwig
Telephone:                 704 683 4650
Fax:                       704 719 5165

From:                      Bank of America, N.A.
                           233 South Wacker Drive - Suite 2800
                           Chicago
                           Illinois 60606
                           U.S.A.
Department:                Swaps Operations
Telephone:                 (+1) 312 234 2732
Fax:                       (+1) 866 255 1444


Date:                      26th April 2007

Our Reference No:          5107833 / 5107832
Reference Name:            Suzanne Buchta
Internal Tracking No:      2533393 / 2533392


Dear Sir/Madam,

     The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Wells Fargo Bank, N.A., solely as Supplemental Interest Trust Trustee on behalf of Banc of America Funding 2007-3 Supplemental Interest Trust and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below (the "Agreement").

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

     This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 30th April 2007, as amended and supplemented from time to time, between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

     In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means Wells Fargo Bank, N.A., solely as Supplemental Interest Trust Trustee on behalf of Banc of America Funding 2007-3 Supplemental Interest Trust.


     General Terms:

     The terms of the particular Transaction to which this Confirmation relates are as follows:


Notional Amount:                For each Calculation Period, the Notional Amount shall equal the lesser of:

                                (i)  the  Scheduled  Notional  Amount  for such  Calculation
                                     Period as detailed in the Schedule of Notional  Amounts
                                     attached hereto

                                (ii) the Class Certificate Balance of the Class T-A-4 Certificates
                                     prior to distributions on the Distribution  Date (as defined in the  Pooling  and  Servicing  Agreement  dated 30th April
                                     2007) related to the Calculation  Period.  The  Supplemental
                                     Interest  Trust Trustee shall make  available each month via its website a  statement  containing  the Class  Certificate
                                     Balance of the Class T-A-4 Certificates for such Calculation
                                     Period.  The Supplemental  Interest Trust Trustee's internet website shall  initially be located at  www.ctslink.com  and assistance  in using the  website can be obtained by calling the Supplemental Interest Trust Trustee's investor relations desk at (301) 815-6600.



Trade Date:                     15th March 2007

Effective Date:                 25th August 2009

Termination Date:               25th May 2015

Fixed Amounts:

Fixed Rate Payer:               Party B

Fixed Rate Payer
Payment Dates:                  30th April 2007

Fixed Amount:                   USD [_________]


Floating Amounts:

Floating Rate Payer:            Party A


Cap Rate I:                     Please  refer  to Cap  Rate I in the  Schedule  of  Notional
                                Amounts attached hereto

Cap Rate II:                    10.07000 per cent

Floating Rate Payer Payment
Dates:                          Early Payments shall be applicable - 2 Business Day prior to each Floating Rate Payer Period End Date.

Floating Rate Payer
Period End Dates:               The 25th of each Month,  commencing on 25th  September  2009 and ending on the Termination Date. No Adjustment.



Floating Amount:                The product of (a) the Notional Amount (b) the Floating Rate
                                Day Count Fraction and (c) the Settlement Spread which shall be calculated in accordance with the following formula:



                                If  USD-LIBOR-BBA  is  greater  than  the Cap Rate I for the applicable  Calculation  Period,  then  Settlement  Spread =
                                (USD-LIBOR-BBA  - applicable Cap Rate I) provided,  however, that if USD-LIBOR-BBA for any Calculation  Period is greater than  the Cap  Rate  II  then  the  USD-LIBOR-BBA  for  such
                                Calculation Period shall be deemed to be the Cap Rate II.

                                If 1 Month  USD-LIBOR-BBA  is less  than or equal to the Cap
                                Rate  I  for  the  applicable   Calculation   Period,   then
                                Settlement Spread = Zero.

Floating Rate for initial
Calculation Period:             to be determined

Floating Rate Option:           USD-LIBOR-BBA

Designated Maturity:            1 month

Spread:                         None

Floating Rate Day
Count Fraction:                 Act/360

Reset Dates:                    First day of each Calculation Period.

Business Days:                  New York

Calculation Agent:              Party A


      Recording of Conversations:

     Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

     Account Details:

   Party A:       Payments to Bank of America, N.A:

                  USD Fedwire
                  Name:             Bank of America, N.A. - New York
                  ABA #:            026009593
                  Attn:             BOFAUS3N
                  Name:             Bank of America, N.A.
                  City:             Charlotte
                  Acct#:            6550219386
                  Attn:             Rate Derivative Settlements
                  Attn:             BOFAUS6SGDS


Party B:          Wells Fargo Bank N.A.
                  San Francisco, CA
                  ABA:              121000248
                  ACCT:             3970771416
                  ACCT Name:        SAS Clearing
                  FFC:              53146703

   Offices:

   The Office of Party A for this
   Transaction is:     Charlotte - NC, United States
         Please send reset notices to fax no. (+1) 866 218 8487

   The Office of Party B for this
   Transaction is:     Wells Fargo Bank, N.A.
                       9062 Old Annapolis Rd
                       Columbia, MD 21045
                       ATTN:  Corporate Trust Services BAFC 2007-3 Trust

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation in its entirety to the attention of Global FX and Derivative Operations (fax no.(+1) 866 255 1444).


Accepted and confirmed as of the date first written:

Bank of America, N.A.          Wells Fargo Bank, N.A., solely as Supplemental
                               Interest Trust Trustee on behalf of Banc of America Funding 2007-3 Supplemental
                               Interest Trust

/s/ Jennifer A. Zaugh
-------------------------
Name:  Jennifer A. Zaugh
Title: AVP
Authorised Signatory           By: Raymond Delli Colli
                                   --------------------------
                                   Name:  Raymond Delli Colli
                                   Title: Vice President

Calculation Period
Scheduled to
Commence on:                    Notional (USD)                    Cap Rate I
   8/25/2009                    1,356,451.00                      6.44970
   9/25/2009                    6,662,317.00                      6.44970
  10/25/2009                   11,762,467.00                      6.44980
  11/25/2009                   16,664,865.00                      6.44980
  12/25/2009                   21,377,167.00                      6.44980
   1/25/2010                   25,906,735.00                      6.44990
   2/25/2010                   30,260,643.00                      6.44990
   3/25/2010                   34,445,693.00                      6.44990
   4/25/2010                   38,468,426.00                      6.45000
   5/25/2010                   38,468,426.00                      6.45000
   6/25/2010                   38,468,426.00                      6.45000
   7/25/2010                   38,468,426.00                      6.45010
   8/25/2010                   40,005,318.00                      6.45010
   9/25/2010                   41,770,433.00                      6.45010
  10/25/2010                   43,442,980.00                      6.45020
  11/25/2010                   45,026,964.00                      6.45020
  12/25/2010                   46,526,228.00                      6.45020
   1/25/2011                   47,944,459.00                      6.45030
   2/25/2011                   49,285,194.00                      6.45030
   3/25/2011                   50,000,000.00                      6.45030
   4/25/2011                   48,793,311.00                      6.45040
   5/25/2011                   46,845,319.00                      6.45040
   6/25/2011                   44,952,545.00                      6.45050
   7/25/2011                   43,113,578.00                      6.45050
   8/25/2011                   41,327,038.00                      6.45050
   9/25/2011                   39,591,582.00                      6.45060
  10/25/2011                   37,905,898.00                      6.45060
  11/25/2011                   36,268,708.00                      6.45060
  12/25/2011                   34,678,765.00                      6.45070
   1/25/2012                   33,134,851.00                      6.45070
   2/25/2012                   31,635,781.00                      6.45070
   3/25/2012                   30,180,316.00                      6.45080
   4/25/2012                   28,767,413.00                      6.45080
   5/25/2012                   27,825,243.00                      6.45090
   6/25/2012                   26,910,519.00                      6.45090
   7/25/2012                   26,022,493.00                      6.45090
   8/25/2012                   25,160,434.00                      6.45100
   9/25/2012                   24,323,631.00                      6.45100
  10/25/2012                   23,511,392.00                      6.45100
  11/25/2012                   22,723,044.00                      6.45110

  12/25/2012                   21,957,930.00                      6.45110
   1/25/2013                   21,215,412.00                      6.45120
   2/25/2013                   20,494,867.00                      6.45120
   3/25/2013                   19,795,690.00                      6.45120
   4/25/2013                   19,117,291.00                      6.45130
   5/25/2013                   18,653,363.00                      6.45130
   6/25/2013                   18,200,623.00                      6.45140
   7/25/2013                   17,758,803.00                      6.45140
   8/25/2013                   17,327,640.00                      6.45140
   9/25/2013                   16,906,878.00                      6.45150
  10/25/2013                   16,496,268.00                      6.45150
  11/25/2013                   16,095,567.00                      6.45160
  12/25/2013                   15,704,535.00                      6.45160
   1/25/2014                   15,322,941.00                      6.45160
   2/25/2014                   14,950,557.00                      6.45170
   3/25/2014                   14,587,164.00                      6.45170
   4/25/2014                   14,232,545.00                      6.45180
   5/25/2014                   14,232,545.00                      6.45180
   6/25/2014                   14,232,545.00                      6.45180
   7/25/2014                   14,232,545.00                      6.45190
   8/25/2014                   14,232,545.00                      6.45190
   9/25/2014                   14,232,545.00                      6.45200
  10/25/2014                   14,232,545.00                      6.45200
  11/25/2014                   14,232,545.00                      6.45200
  12/25/2014                   14,232,545.00                      6.45210
   1/25/2015                   14,232,545.00                      6.45210
   2/25/2015                   14,232,545.00                      6.45220
   3/25/2015                   14,232,545.00                      6.45220
   4/25/2015                   14,232,545.00                      6.45220


Our Reference Number:     5107833 / 5107832
Internal Tracking No:         2533393 / 2533392

                                                              [GRAPHICS OMITTED]


To:                        Wells Fargo Bank, N.A., solely as Supplemental
                           Interest Trust Trustee on behalf of Banc of America
                           Funding 2007-3 Supplemental Interest Trust
                           9062 Old Annapolis Road
                           Columbia, MD  21046  USA
Attn:                      Chris Regnier
Telephone:                 410 884 2000
Fax:                       410 715 2380

cc:                        Jonathan Hartwig
Telephone:                 704 683 4650
Fax:                       704 719 5165

From:                      Bank of America, N.A.
                           233 South Wacker Drive - Suite 2800
                           Chicago
                           Illinois 60606
                           U.S.A.
Department:                Swaps Operations
Telephone:                 (+1) 312 234 2732
Fax:                       (+1) 866 255 1444


Date:                      26th April 2007

Our Reference No:          5166798 / 5166797
Reference Name:            Suzanne Buchta
Internal Tracking No:      2620885 / 2620886


Dear Sir/Madam,

     The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Wells Fargo Bank, N.A., solely as Supplemental Interest Trust Trustee on behalf of Banc of America Funding 2007-3 Supplemental Interest Trust and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below (the "Agreement").

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

     This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 30th April 2007, as amended and supplemented from time to time, between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.


     In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means Wells Fargo Bank, N.A., solely as Supplemental Interest Trust Trustee on behalf of Banc of America Funding 2007-3 Supplemental Interest Trust.


   General Terms:

     The terms of the particular Transaction to which this Confirmation relates are as follows:


Notional Amount:                For each Calculation Period, the Notional Amount shall equal the lesser of:

                                (i)  the  Scheduled  Notional  Amount  for such  Calculation
                                     Period as detailed in the Schedule of Notional  Amounts
                                     attached hereto

                                (ii) the   Class  Certificate   Balance  of  the  Class  T-A-4
                                     Certificates prior to distributions  on the  Distribution
                                     Date (as defined in the Pooling  and  Servicing Agreement
                                     dated 30th April 2007) related to the Calculation Period.
                                     The Supplemental  Interest  Trust   Trustee   shall  make
                                     available  each   month  via  its   website  a  statement
                                     containing  the  Class  Certificate  Balance of the Class
                                     T-A-4 Certificates  for  such  Calculation   Period.  The
                                     Supplemental  Interest  Trust Trustee's  internet website
                                     shall  initially   be  located  at  www.ctslink.com   and
                                     assistance  in  using the   website  can be  obtained  by


                                     calling  the   Supplemental    Interest  Trust  Trustee's
                                     investor relations desk at (301) 815-6600.

Trade Date:                     17th April 2007

Effective Date:                 25th September 2009

Termination Date:               25th May 2015

Fixed Amounts:

Fixed Rate Payer:               Party B

Fixed Rate Payer
Payment Dates:                  30th April 2007

Fixed Amount:                   USD [_________]


Floating Amounts:

Floating Rate Payer:            Party A


Cap Rate I:                     Please  refer  to Cap  Rate I in the  Schedule  of  Notional
                                Amounts attached hereto

Cap Rate II:                    10.07000 per cent

Floating Rate Payer Payment
Dates:                          Early  Payments  shall be applicable 2 Business Day prior to each Floating Rate Payer Period End Date.

Floating Rate Payer
Period End Dates:               The 25th of each Month,  commencing on 25th October 2009 and ending on the Termination Date. No Adjustment.


Floating Amount:                The product of (a) the Notional Amount (b) the Floating Rate
                                Day Count Fraction and (c) the Settlement Spread which shall be calculated in accordance with the following formula:



                                If  USD-LIBOR-BBA  is  greater  than  the Cap Rate I for the applicable  Calculation  Period,  then  Settlement  Spread =
                                (USD-LIBOR-BBA  applicable  Cap Rate I)  provided,  however, that if USD-LIBOR-BBA for any Calculation  Period is greater than  the Cap  Rate  II  then  the  USD-LIBOR-BBA  for  such
                                Calculation Period shall be deemed to be the Cap Rate II.

                                If 1 Month  USD-LIBOR-BBA  is less  than or equal to the Cap
                                Rate  I  for  the  applicable   Calculation   Period,   then
                                Settlement Spread = Zero.

Floating Rate for initial
Calculation Period:             to be determined

Floating Rate Option:           USD-LIBOR-BBA

Designated Maturity:            1 month

Spread:                         None

Floating Rate Day
Count Fraction:                 Act/360

Reset Dates:                    First day of each Calculation Period.

Business Days:                  New York

Calculation Agent:              Party A


     Recording of Conversations:

     Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

     Account Details:

   Party A:       Payments to Bank of America, N.A:

                  USD Fedwire
                  Name:             Bank of America, N.A.  New York
                  ABA #:            026009593
                  Attn:             BOFAUS3N
                  Name:             Bank of America, N.A.
                  City:             Charlotte
                  Acct#:            6550219386
                  Attn:             Rate Derivative Settlements
                  Attn:             BOFAUS6SGDS


Party B:          Wells Fargo Bank N.A.
                  San Francisco, CA
                  ABA:              121000248
                  ACCT:             3970771416
                  ACCT Name:        SAS Clearing
                  FFC:              53146703

   Offices:

   The Office of Party A for this
   Transaction is:     Charlotte - NC, United States
         Please send reset notices to fax no. (+1) 866 218 8487

   The Office of Party B for this
   Transaction is:     Wells Fargo Bank, N.A.
                       9062 Old Annapolis Rd
                       Columbia, MD 21045
                       ATTN:  Corporate Trust Services BAFC 2007-3 Trust

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation in its entirety to the attention of Global FX and Derivative Operations (fax no.(+1) 866 255 1444).


Accepted and confirmed as of the date first written:

Bank of America, N.A.                   Wells Fargo Bank, N.A., solely as
                                        Supplemental  Interest Trust Trustee on
                                        behalf of Banc of America Funding 2007-3
                                        Supplemental Interest Trust


/s/ Jennifer A. Zaugh
-------------------------
Name:  Jennifer A. Zaugh
Title: AVP
Authorised Signatory           By: Raymond Delli Colli
                                   --------------------------
                                   Name:  Raymond Delli Colli
                                   Title: Vice President

Calculation Period
   Scheduled to
    Commence on:                    Notional (USD)                 Cap Rate I
    9/25/2009                        1,587,674.00                   6.44970
   10/25/2009                        4,286,895.00                   6.44980
   11/25/2009                        6,881,511.00                   6.44980
   12/25/2009                        9,375,571.00                   6.44980
    1/25/2010                       11,772,967.00                   6.44990
    2/25/2010                       14,077,440.00                   6.44990
    3/25/2010                       16,292,587.00                   6.44990
    4/25/2010                       18,421,865.00                   6.45000
    5/25/2010                       18,421,865.00                   6.45000
    6/25/2010                       18,421,865.00                   6.45000
    7/25/2010                       18,421,865.00                   6.45010
    8/25/2010                       17,740,776.00                   6.45010
    9/25/2010                       18,580,182.00                   6.45010
   10/25/2010                       19,373,457.00                   6.45020
   11/25/2010                       20,122,623.00                   6.45020
   12/25/2010                       20,829,622.00                   6.45020
    1/25/2011                       21,405,541.00                   6.45030
    2/25/2011                       20,064,806.00                   6.45030
    3/25/2011                       19,350,000.00                   6.45030
    4/25/2011                       20,556,689.00                   6.45040
    5/25/2011                       22,504,681.00                   6.45040
    6/25/2011                       21,778,421.00                   6.45050
    7/25/2011                       20,836,908.00                   6.45050
    8/25/2011                       19,922,546.00                   6.45050
    9/25/2011                       19,034,634.00                   6.45060
   10/25/2011                       18,172,492.00                   6.45060
   11/25/2011                       17,335,455.00                   6.45060
   12/25/2011                       16,522,875.00                   6.45070
    1/25/2012                       15,734,119.00                   6.45070
    2/25/2012                       14,968,406.00                   6.45070
    3/25/2012                       14,225,387.00                   6.45080
    4/25/2012                       13,504,391.00                   6.45080
    5/25/2012                       13,042,156.00                   6.45090
    6/25/2012                       12,593,668.00                   6.45090
    7/25/2012                       12,158,547.00                   6.45090
    8/25/2012                       11,736,424.00                   6.45100
    9/25/2012                       11,326,937.00                   6.45100
   10/25/2012                       10,929,737.00                   6.45100
   11/25/2012                       10,544,483.00                   6.45110
   12/25/2012                       10,170,842.00                   6.45110
    1/25/2013                        9,808,491.00                   6.45120

    2/25/2013                        9,457,115.00                   6.45120
    3/25/2013                        9,116,408.00                   6.45120
    4/25/2013                        8,786,071.00                   6.45130
    5/25/2013                        8,573,228.00                   6.45130
    6/25/2013                        8,365,512.00                   6.45140
    7/25/2013                        8,162,800.00                   6.45140
    8/25/2013                        7,964,973.00                   6.45140
    9/25/2013                        7,771,912.00                   6.45150
   10/25/2013                        7,583,504.00                   6.45150
   11/25/2013                        7,399,637.00                   6.45160
   12/25/2013                        7,220,202.00                   6.45160
    1/25/2014                        7,045,093.00                   6.45160
    2/25/2014                        6,874,205.00                   6.45170
    3/25/2014                        6,707,438.00                   6.45170
    4/25/2014                        6,544,693.00                   6.45180
    5/25/2014                        6,544,693.00                   6.45180
    6/25/2014                        6,544,693.00                   6.45180
    7/25/2014                        6,544,693.00                   6.45190
    8/25/2014                        6,544,693.00                   6.45190
    9/25/2014                        6,544,693.00                   6.45200
   10/25/2014                        6,544,693.00                   6.45200
   11/25/2014                        6,544,693.00                   6.45200
   12/25/2014                        6,544,693.00                   6.45210
    1/25/2015                        6,544,693.00                   6.45210
    2/25/2015                        6,544,693.00                   6.45220
    3/25/2015                        6,544,693.00                   6.45220
    4/25/2015                        6,544,693.00                   6.45220




Our Reference Number:     5166798 / 5166797
Internal Tracking No:     2620885 / 2620886